UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

AMENDMENT OF DECEMBER 17, 2004 FILING

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 16, 2004

MIAD SYSTEMS LTD.

(Exact name of registrant as specified in its charter)

Canada	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

43 Riviera Drive, Unit 6

Markham, Ontario, Canada L3R 5J6

(Address of Principal Executive Office) (Zip Code)

(905) 479-0214

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) Effective on April 23, 2004 the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, Brodeur, Dennis Chartered Accountants, Richmond Hill, Ontario, Canada resigned. Brodeur, Dennis Chartered Accountants resigned because the independent accounting firm, because of its relatively small size, will not be pursuing registration with the Public Company Accounting Oversight Board. The effective date of resignation was selected by Brodeur,Dennis because MIAD was about to announce the replacement auditor for Brodeur, Dennis. As a result of personnel changes at the firm that MIAD was about to select, MIAD chose not to appoint that firm as its auditor. In the interim period, MIAD asked and Brodeur, Dennis agreed to continue to review the quarterly financials of the Company until a new auditor was selected. MIAD selected Sloan Partners, LLP. as its new auditors effective November 27, 2004 (8K filed to that effect) and Brodeur, Dennis cooperated with the transition of the new auditor leading to the audit of MIAD’s September 30,2004 statements which were filed with EDGAR.

In connection with the audits of the years ended September 30, 2002 and September 30,2003, and the subsequent interim period through November 27, 2004, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such periods.

In connection with the audits of the years ended September 30,2002 and September 30, 2003, and the subsequent interim period through to November 27, 2004, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of Item 304 of Regulation

S-B.

The Company provided the Former Accountant with a copy of the foregoing disclosures and requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The confirming letter from Brodeur, Dennis Chartered Accountants is attached hereto as Exhibit 16.1.

The Company acknowledges that it is responsible for the adequacy and accuracy of the disclosure in the filing; the Company acknowledges that staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and the Company acknowledges that the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

(b) The Company has replaced its Former Accountant and filed a Form 8K to that effect on November 27, 2004.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

Not applicable.

b) Exhibits

Exhibit	Description

16.1	Letter from Brodeur, Dennis Chartered Accountants dated January 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

MIAD SYSTEMS, LTD.
(Registrant)

Dated: January 6, 2005	By:	/s/ MICHAEL A. S. GREEN
President

INDEX TO EXHIBITS

Exhibit	Description

16.1	Letter from Brodeur, Dennis Chartered Accountants dated January 6, 2005.